EXHIBIT 10.3

                                                                EXECUTION COPY


                       NOTEHOLDER FORBEARANCE AGREEMENT

               NOTEHOLDER FORBEARANCE AGREEMENT, dated as of July 31, 2003 (this "Agreement") among Aurora Foods Inc. (the "Company"), Sea Coast Foods, Inc. (the "Subsidiary Guarantor") and the holder of the Subordinated Notes (as defined below) party hereto (the "Noteholder") issued pursuant to the Indentures (as defined below).

                             W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Company and Wilmington Trust Company, as Trustee (the "Trustee") have heretofore executed and delivered one or more of the Indentures dated as of February 10, 1997, July 1, 1997, and July 1, 1998 (as amended, supplemented or otherwise modified from time to time, the "Indentures") providing for the issuance of (i) 9 7/8% Senior Subordinated Notes due 2007, (ii) 9 7/8% Series C Senior Subordinated Notes due 2007, and
(iii) 8 3/4% Senior Subordinated Notes due 2008, respectively, of the Company (collectively, the "Subordinated Notes") to the Noteholder;

               WHEREAS, pursuant to (i) the Indentures and (ii) the Supplemental Indentures, dated as of April 1, 1999, by and among the Subsidiary Guarantor, the Company and the Trustee, the Subsidiary Guarantor has, among other things, become a party to the Indentures as a Subsidiary Guarantor thereunder, and has fully, unconditionally and irrevocably guaranteed the full and punctual payment when due, whether by acceleration, by redemption or otherwise, of all the Obligations pursuant to Article XI of the Indentures;

               WHEREAS, the Noteholder holds Subordinated Notes issued pursuant to one or more of the Indentures and has delivered to Debevoise & Plimpton a statement of the amount of its holdings with respect to each of the Subordinated Notes issued pursuant to the Indentures;

               WHEREAS, certain Defaults and Events of Default have occurred and are continuing under Section 6.1of the Indentures by virtue of the failure of the Company to make scheduled interest payments required under the Indentures (such non-payments, the "Specified Indenture Defaults"); and

               WHEREAS, the Company has requested, and the Noteholder has indicated its willingness to agree, in consideration of the agreements of the Company set forth in this Agreement and on the terms and subject to the satisfaction of the conditions set forth in this Agreement, to forbear from any remedies with respect to the Specified Indenture Defaults,

               NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Indentures and used herein and in the recitals hereto shall have the meanings given to them in the Indentures.

         SECTION 2. Forbearance.

         (a) The Noteholder agrees that, for the period from the Effective Date to the Termination Date (as defined below), it will not exercise any of the remedies available to it, nor will it instruct the Trustee to exercise any of the remedies available to it, and it hereby instructs the Trustee to not exercise any of the remedies available to it, in each case, under the Indentures (including, without limitation, the right to accelerate the Notes as contemplated in Section 6.2 of the Indentures) solely as a result of the occurrence of any Specified Indenture Default. On the Termination Date, all of the terms and provisions of the Indentures with respect to the Specified Indenture Defaults shall have the same force and effect as if this Agreement had not been entered into by the parties hereto, and the Noteholder and the Trustee shall have all of the rights and remedies afforded to them under the Indentures and under applicable law with respect to the Specified Indenture Defaults as though no forbearance had been granted by them as provided hereunder, without any further action by the Noteholder or the Trustee. Nothing in this Section 2 shall affect, or shall be deemed to affect, any of the rights and remedies of the Noteholder or the Trustee under, or in connection with, the Indentures with respect to any Default or Event of Default, other than the Specified Indenture Defaults, or any other event or occurrence. The "Termination Date" shall be the earliest of (i) September 15, 2003, (ii) the date on which each Specified Indenture Default has been cured or waived, which cure or waiver shall have become effective, through amendments to the Indentures or otherwise or (iii) the date on which the Bank Forbearance (as defined below) is terminated in accordance with the terms thereof.

         SECTION 3. Rescission. The forbearance provisions set forth in
Section 2 of this Agreement may be rescinded by the Noteholder by written notice, which rescission shall become effective as of 9:00am prevailing Eastern time on:

         (a) the date on which any Event of Default (other than the Specified Indenture Defaults) occurs;

         (b) the date on which (i) the Company or any of its Subsidiaries pays any sum in excess of $1,000,000 pursuant to any judgment or order for the payment of money entered against the Company or any such Subsidiary or (ii) a lien or attachment (other than in favor of any of the Agents or any Lender, as defined below) on any material portion of any material assets or property of the Company or any of its Subsidiaries has occurred pursuant to any foreclosure proceeding or otherwise;

         (c) the date on which any of the Agents or any Lender (i) commences or files any suit, action, proceeding or litigation in or with any court, governmental agency or arbitrator against or affecting the Company or any of its Subsidiaries in any way relating to the Credit Agreement or (ii) exercises any of its rights or remedies under or in respect of the Credit Agreement;

         (d) the date on which the Company or any of its Subsidiaries commences or files any suit, action, proceeding or litigation in or with any court, governmental agency or arbitrator against any Holder party to this Agreement or any similar forbearance agreement or any of their affiliates under or in connection with the Indentures or the Securities; or

         (e) the date on which the Company declares or pays any dividends, or purchases, redeems, retires, defeases or otherwise acquires for value any of its equity interests now or hereafter outstanding, or returns any capital to its stockholders, or makes any distribution of its assets, equity interests, obligations or securities to its stockholders.

         SECTION 4. Conditions to Effectiveness of Forbearance. This Agreement shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

         (a) this Agreement shall have been executed and delivered by a duly authorized officer of each of (i) the Company, (ii) the Subsidiary Guarantor and (iii) the Noteholder;

         (b) the financial institutions (the "Lenders") and the agents (the "Agents") party to that certain Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders and the Agents, shall have executed and delivered to the Company an agreement, pursuant to which the Lenders agree to forbear from exercising any of their remedies under the Credit Agreement with respect to each default referenced therein (such agreement, the "Bank Forbearance"), which Bank Forbearance (i) shall not contain any condition or provision for the payment of any fees, compensation or other remuneration to the Lenders or Agents by Aurora in consideration of the Lenders' agreement to forbear from exercising such remedies and (ii) shall have become effective and shall remain effective at least until the Termination Date; and

         (c) no Default or Event of Default shall have occurred and be continuing, other than the Specified Indenture Defaults.

         SECTION 5. Representations and Warranties. To induce the Noteholder to enter into this Agreement, the Company hereby represents and warrants to the Noteholder that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 6. Effect on Indentures.

         (a) Notwithstanding any contrary provision set forth herein, the Indentures and the Securities shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Agreement, including the forbearance set forth in Section 2 hereof, shall not operate as a waiver of any right, power or remedy of any Noteholder under the Indentures or the Securities, nor constitute a waiver of any provision of the Indentures or the Securities.

         SECTION 7. Affirmation of Subsidiary Guaranty and Indentures. The Subsidiary Guarantor hereby consents to this Agreement and each of the Company and the Subsidiary Guarantor hereby acknowledges and agrees that all the Obligations contained in the Indentures and all the obligations contained in the Supplemental Indentures, as modified hereby are, and shall remain, in full force and effect.

         SECTION 8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW
YORK).

         SECTION 9. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart to this Agreement.

                            Signature Pages Follow

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      AURORA FOODS INC.


                                      By:  /s/ Ronald B. Hutchison
                                          ----------------------------
                                      Name: Ronald B. Hutchison
                                      Title:  CRO


                                      SEA COAST FOODS, INC.


                                      By:  /s/ Ronald B. Hutchison
                                          ----------------------------
                                      Name:   Ronald B. Hutchison
                                      Title:  CRO


                                      HILL STREET FUNDING III


                                      By: AEGON USA Investment Management,
                                          LLC, not in its individual
                                          capacity but solely as Adviser


                                          By:  /s/ Clint Woods
                                              ----------------------------
                                          Name:   Clint Woods
                                          Title:  Associate General Counsel


                                      CATALYST INVESTMENT MANAGEMENT,
                                      LLC on behalf of certain managed
                                      accounts


                                      By:  /s/ Francis X. Gallagher
                                           ----------------------------
                                      Name:   Francis X. Gallagher
                                      Title:  Principal


                                      GSC RECOVERY II, L.P.


                                      By: GSC RECOVERY II GP, L.P., its
                                          General Partner

                                      By: GSC RII, LLC, its General Partner

                                      By: GSCP (NJ) Holdings, L.P., its Member

                                      By: GSCP (NJ), Inc., its General Partner

                                            By:  /s/  Robert Hamwee
                                                ----------------------------
                                            Name:   Robert Hamwee
                                            Title:  Managing Director

                                      GSC RECOVERY IIA, L.P.


                                      By: GSC RECOVERY IIA GP, L.P.,
                                          its General Partner

                                      By: GSC RIIA, LLC, its General Partner

                                      By: GSCP (NJ) Holdings, L.P., its Member

                                      By:  GSCP (NJ), Inc., its General Partner

                                           By:  /s/  Robert Hamwee
                                               -----------------------
                                           Name:   Robert Hamwee
                                           Title:  Managing Director


                                      LEHMAN BROTHERS INC.

                                      By: /s/ James P. Seery, Jr.
                                          -----------------------
                                      Name:   James P. Seery, Jr.
                                      Title:  SVP


                                      NEW YORK LIFE INSURANCE AND ANNUITY
                                      CORPORATION

                                      By: New York Life Investment Management
                                          LLC, its Investment Manager

                                            By:  /s/ Ronald G. Brandon
                                                 -----------------------
                                            Name:   Ronald G. Brandon
                                            Title:  Investment Vice President

                                      OAKTREE CAPITAL MANAGEMENT, LLC as
                                      general partner and investment
                                      manager of certain OCM High Yield
                                      funds and accounts

                                            By: /s/ Michael C. Watchorn
                                               ---------------------------
                                            Name:   Michael C. Watchorn
                                            Title:  Managing Director

                                            By: /s/ Francie C. Nelson
                                               ---------------------------
                                            Name:   Francie C. Nelson
                                            Title:  Senior Vice President

                                      OAKTREE CAPITAL MANAGEMENT, LLC as
                                      general partner and investment
                                      manager of certain OCM
                                      Opportunities funds and accounts

                                            By: /s/ Ken Liang
                                                ---------------------------
                                            Name:   Ken Liang
                                            Title:  Managing Director


                                            By: /s/ Lowell Hill
                                                ---------------------------
                                            Name:   Lowell Hill
                                            Title:  Managing Director

                                      GOLDMAN SACHS PROFIT SHARING MASTER TRUST

                                      PEQUOT ENDOWMENT FUND L.P.

                                      PEQUOT INTERNATIONAL FUND, INC.

                                      PEQUOT PARTNERS FUND, L.P.

                                      PEQUOT SPECIAL OPPORTUNITIES FUND, L.P.

                                      PEQUOT INSTITUTIONAL FUND, INC.


                                      By: Pequot Capital Management, Inc., its
                                          Investment Manager/Advisor

                                          By: /s/ Lawrence Cutler
                                              -----------------------
                                          Name:   Lawrence Cutler
                                          Title:  Authorized Signatory


                                      YORK CAPITAL MANAGEMENT

                                      By: /s/ Eric Edidin
                                          -------------------
                                      Name:  Eric Edidin
                                      Title: Sr. VP



                                      OZ MASTER FUND, LTD.


                                      By: OZ Management, LLC as Investment
                                          Manager

                                      By: /s/ Joel Frank
                                         ---------------------
                                      Name:  Joel Frank
                                      Title: CFO


                                      FLEET MARITIME, INC.


                                      By: OZ Management, LLC as Investment
                                          Manager

                                             By: /s/ Joel Frank
                                               ---------------------
                                            Name:  Joel Frank
                                            Title: CFO


                                      OZ MAC 13 LTD.


                                      By: OZ Management, LLC as Investment
                                           Manager

                                            By: /s/ Joel Frank
                                               ---------------------
                                            Name:  Joel Frank
                                            Title: CFO

                                      GOLDMAN SACHS & CO. PROFIT SHARING
                                      MASTER TRUST


                                      By: OZ Management, LLC as Investment
                                      Manager

                                            By: /s/ Joel Frank
                                               ---------------------
                                            Name:  Joel Frank
                                            Title: CFO


                                      OZF CREDIT OPPORTUNITIES MASTER FUND, LTD.


                                      By: OZF Management, L.P. as Investment
                                          Manager

                                      By: OZF Management, LLC General Partner

                                            By: /s/ Joel Frank
                                               ---------------------
                                            Name:  Joel Frank
                                            Title: CFO


                                      OZF CREDIT OPPORTUNITIES MASTER
                                      FUND II, LTD.


                                      By: OZF Management, L.P. as Investment
                                          Manager

                                      By: OZF Management, LLC General Partner

                                            By: /s/ Joel Frank
                                               ---------------------
                                            Name:  Joel Frank
                                            Title: CFO